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                                                                    EXHIBIT (21)

                            FIRST UNION CORPORATION
                             LIST OF SUBSIDIARIES*

ABCA, Inc.
     1005 Corp.
     Citrus County Land Corp.
     Citrus County Service Corp.
     Melbourne Atlantic Venture Partners (20%)
     Naples Financial Services, Inc.

Austin Ventures IV-A, L. P. (6.42%)

Capitol Finance Group, Inc.

Canaan Ventures II (19.60%)

Carousel Capital Partners, L.P. (13.62%)

Center Street Capital Partners, L. P. (5.40%)

Chartwell Capital Investors, L. P. (16.03%)

DB & P, Inc.

DeMuth, Folger & Wetherill, L. P. (7.5%)

Education Financing Services, LLC (19.318%)

First Card Corporation

First Union Bank of Delaware
     Delaware Financial Services Corporation
     First Fidelity Insurance Services of Delaware, Inc.
     Taylor & Clark Insurance Services, Incorporated

First Union Capital I

First Union Capital II

First Union Capital III

First Union Capital Markets Corp.

First Union Community Development Corporation
     Housing Equity Fund of Virginia I, L.P. (6.945%)
     Montgomery Homes L.P. IX (99%)
     Parkchester Limited Partnership (99%)
     Pendleton Pines Associates, LLC (99%)
     Roanoke Community Development Corporation (27.778%)
     Sycamore Row, LLC (99%)

First Union Corporation of Georgia
     First Union National Bank of Georgia**
        Ashton of Richmond Hill, L. P. (99%)
        Athens Rental Housing, L.P. (99%)
        DF Southeastern Mortgage, Inc.
        First Union NOVA Holdings of GA, Inc.
              NOVA Corporation (1.91%)****
        First Union Real Estate Asset Company of Georgia
              First Union Real Estate Investment Company of Georgia GABK Holdings, Inc.
        GF Mortgage Corporation
        HHS Property Corporation

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

        Peppermill Partners, L.P. (99%)
        Rome Rental Housing, L.P. (99%)
        Sandlewood Terrace of Ludowici L.P. (99%)
        Statesboro Rental Housing, L.P. (99%)
        Sugar Mill Apartments, L.P. (99%)
        The Atlanta Business Community Development Corporation (21.7%) GF Title Corporation

First Union Corporation of New Jersey
     First Fidelity Incorporated
        Brynwood Partners I, L.P. (7.14%)
        FCC-PR, Inc.
        Fidelcor Business Credit Corporation
          Comwest Capital Corporation
        First Fidelity Community Development Corporation
        First Union National Bank
          ABERDEEN/FIDOREO LS, INC.
          AIRPORT ROAD/FIDOREO, INC.
          Alpha JBD Holding, Inc.
          Arch Street Real Estate, Inc.
          Beaumont Avenue Apartments, L.P. (99%)
          BEST PARKING/FIDOREO, INC.
          BGMCO PA, Inc.
          BRICK INDUSTRIAL/FIDOREO, INC.
          BRICK TOWNSHIP/FIDOREO LS, INC.
          Bucks/DHS Real Estate, Inc.
          CALAIS/FIDOREO LS, INC.
          CHI ES Holding, Inc.
          COMBO/FIDOREO LS, INC.
          COMMERCE/FIDOREO LS, INC.
          CORNWALL WOODS/FIDOREO, INC.
          Cranford Avenue Apartments, L.P. (99%)
          CRAWFORDS CORNER/FIDOREO, INC.
          CRL Real Estate, Inc.
          Crompond/FNY, Inc.
          Develcor NJ, Inc.
          Develcor PA, Inc.
          DFD Real Estate, Inc.
          East Hempfield Dana, Inc.
          Equitable Realty Associates, L.P. (99%)
          ESCONDIDO-HOVBILT/FIDOREO, INC.
          ESTATES/FIDOREO, INC.
          Fairview Holdings, Inc.
          FB General Real Estate, Inc.
          FF South, Inc.
          FFBIC, Inc.
          FFBIC New York, Inc.
          FFBIC New York II, Inc.
          FFL Services Corporation
          Fidelity Overseas Investment, Inc.
          First Avenue King of Prussia, Inc.
          First Fidelity Building Corporation
          First Fidelity Insurance Services, Inc.
          First Fidelity International Bank

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

               First Union I, Inc.
          First Union Leasing Group, Inc.
          First Union Real Estate Asset Company of New Jersey
               First Union Real Estate Investment Company of New Jersey First Fidelity Private Capital, Inc.
               AgriTech, Inc. (31%)
              Communications Systems Technologies, Inc. (12.5%)
              Fresh Creek Technologies, Inc.
              Integra Services Technologies, Inc.
              MaxFlight Technologies, Inc. (14%)
              National Resource Directories, Inc.
          First Fidelity Urban Investment Corporation
              Allentown Development Company, Inc. (24%)
          First Union NOVA Holdings of NJ, Inc.
               NOVA Corporation (8.93%)****
          FOIL, Inc.
          FREEHOLD/FIDOREO, INC.
          GJA R/E Corp.
          GOLD/FIDOREO LS, INC.
          HELEN STREET/FIDOREO, INC.
          HOHOKUS/FIDOREO LS, INC.
          HOVBILT VILLAS/FIDOREO, INC.
          HSB Leasing, Inc.
          HUGUENOT/FIDOREO LS, INC.
          Industrial Valley Real Estate Co.
          Interchange Land, Inc.
          Internet, Inc. (5.194%)*****
          JERSEY CENTER/FIDOREO, INC.
          KNICKER/FIDOREO LS, INC.
          KOGEL ISLAND/FIDOREO, INC.
          KRAMER/FIDOREO LS, INC.
          LCI/MBNA, Inc.
          LIVINGSTON AVENUE/FIDOREO, INC.
          MACCULLOCH/FIDOREO, INC.
          MACK/FIDOREO, INC.
          MANCHESTER PLACE/FIDOREO, INC.
          MARKET TOWERS/ FIDOREO, INC.
          Maryland Housing Equity Fund III Limited Partnership (7.7647%) MBNA OREO/SAUCON I, Inc.
          MBNO Real Estate, Inc.
          MIDDLE ISLAND/FIDOREO, INC.
          MSB Properties, Inc.
          MSB Properties Six, Inc.
          MT. EPHRAM/FIDOREO LS, INC.
          MULTI/FIDOREO, INC.
          Multi I/FNY, Inc.
          MULTI II/FIDOREO, INC.
          Northco Acquisition, Inc.
          Old York Road Real Estate, Inc.
          Old York Agency, Inc.
          P. Newburgh Ridge, Inc.
          P. The Hill, Inc.
          PARK AVENUE/FIDOREO, INC.
          Park Avenue Investors, Inc.

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

          PAROG, Inc.
          PAYROLL/FIDOREO, INC.
          PERRY STREET/FIDOREO, INC.
          Port Park/FNY, Inc.
          PWSB, Inc.
              WCSB, Inc.
          PWSB Bridle Land Corp.
          PWSB Edwards, Inc.
          Raven Properties, Inc.
          Rosewood/MBNA Real Estate, Inc.
          SBRC Service Corporation
          S.B.R.C. Land Corp.
          Sellit, Inc.
          Settlers Notch/Noreo, Inc.
          SHARK/FIDOREO, INC.
          Skyhawk Agency, Inc.
          Sound Shore Investors, Inc.
          Southampton OSB, Inc.
          Springhouse Real Estate, Inc.
          St. Joseph's Affordable Housing Limited Partnership (74.25%) SURREY DOWNS/FIDOREO, INC.
          TAYLORR LAKES/FIDOREO, INC.
          The Howard Mortgage Group, Inc.
          Three Ninety Nine Corp.
          UNITED/FIDOREO, INC.
          UVC LAND/FIDOREO, INC.
          VERO/FIDOREO LS, INC.
          W. & J. McCur, Inc.
          Washington Apartments Associates, Limited Partnership (99%) WALDWICK/FIDOREO LS, INC.
          WATERVIEW/FIDOREO, INC.
          WAYNE/FIDOREO LS, INC.
        Northeast Bancorp Inc. (1% Class A Preferred)
        Radnor Venture Partners, L.P. (7.39%)
        TDH II Limited (5.72%)
        Waller House Corporation
     Northeast Bancorp, Inc.
        Fairfield Properties, Inc.
        First Union Bank of Connecticut
          365 Mainstreet Associates, Inc.
          Bud Park, Inc.
          Center Funding Company
          Centerbank Mortgage Company
              Center Credit Corporation
              The Mortgage Corner, Inc.
          CTB Cheshire Properties II, Inc.
          CTB Danbury Properties, Inc.
          CTB Haig Street, Inc.
          CTB Hamden Properties, Inc.
          CTB Hartford Properties, Inc.
          CTB Meriden Properties, Inc.
          CTB New Haven Properties, Inc.
          CTB Realty Ventures XIII, Inc.
          CTB Realty Ventures XIV, Inc.

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

          CTB Realty Ventures XV, Inc.
          CTB Realty Ventures XVI, Inc.
          CTB Realty Ventures XXI, Inc.
          CTB Realty Ventures XXII, Inc.
          CTB Realty Ventures XXXVIII, Inc.
          CTB Ventures 47, Inc.
          CTB Ventures 53, Inc.
          CTB Ventures 62, Inc.
          CTB Waterbury Properties, Inc.
          CTB West, Inc.
          EIGHTEEN/UNIONOREO, INC.
          Essex Estates, Ltd.
          FIFTEEN/UNIONOREO, INC.
          FIFTY/UNIONOREO, INC.
          FIFTY-EIGHT/UNIONOREO, INC.
          FIFTY-FIVE/UNIONOREO, INC.
          FIFTY-FOUR/UNIONOREO, INC.
          FIFTY-SEVEN/UNIONOREO, INC.
          FIFTY-SIX/UNIONOREO, INC.
          First Union NOVA Holdings of Connecticut, Inc.
               NOVA Corporation (1.10%)****
          First Union Real Estate Asset Company of Connecticut
               First Union Real Estate Investment Company of Connecticut FORTY-EIGHT/UNIONOREO, INC.
          FORTY-FIVE/UNIONOREO, INC.
          L'Hermitage Developers, Inc.
          MULTI I/UNIONOREO, INC.
          Nor Con, Inc.
          Nor Con II, Inc.
          Nor Con III, Inc.
          Nor Con IV, Inc.
          TWENTY-THREE/UNIONOREO, INC.
          Union Financial Services Corporation
              East Hartford Clearing Company
              Fairfield Clearing Company
          Union Trust Brokerage Services, Inc.
          Washington Clearing Company
          White Eagle Limited

First Union Corporation of South Carolina
     First Union National Bank of South Carolina**
        Arbor Village, L.P. (99%)
        Business Development Corporation of South Carolina (8.7%)
        First Union NOVA Holdings of SC, Inc.
             NOVA Corporation (1.12%)****
        SCBK Holdings, Inc.

First Union Corporation of Virginia
     Ameribanc Development Corporation
     Atlantic Venture Partners II, L.P. (5.44%)
     First American Service Corporation
        Long, Travers & FASC (40%)
        New Rivers Towers Limited Partnership
        Woodlawn Joint Venture (40% owned by First American Service Corporation; 30% owned by
          First Union National Bank of Virginia)

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

     First Union National Bank of Maryland**
        BOB Title Holdings, Inc.
          BOB Title X, Inc.
          BOB Title XIX, Inc.
          BOB TITLE XXX, Inc.
              Southgate Utility Co., Inc.
          BOB TITLE XXXV, Inc.
              Annapolis Overlook Utility, Inc.
        Fairbrooke Apartments Limited Partnership (99%)
        Fountain Place Associates Limited Partnership (99%)
        First Union NOVA Holdings of MD, Inc.
          NOVA Corporation (0.18%)****
        Towson Service Corporation
          Ashland Joint Venture (50%)
          Silver Spring Station Joint Venture (50%)
     First Union National Bank of Tennessee**
        ACB Services, Inc.
        First Union NOVA Holdings of TN, Inc.
             NOVA Corporation (0.89%)****
        Professional Asset Management in Tennessee, Inc.
        The Exchange Building Limited Partnership (99%)
     First Union National Bank of Virginia**
        1560 Wilson Boulevard Limited Partnership (28%)
        Arbor Glenn L.P. (99%)
        Bowler Housing L.P. (99%)
        BR Limited Partnership (99%)
        Cannon/Hearthwood Limited Partnership (99%)
        CFF Financial Corporation
        Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%) Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%) First Union NOVA Holdings of VA, Inc.
             NOVA Corporation (2.13%)****
        First Union Capital Partners, Inc.
          Arcon HealthCare, Inc. (6.60%)
          Atlantic Spinners, Inc. (12.5%)
          Chattem, Inc. (22.9%)
          Cybergenics Holding, Inc. (30.9%)
          Electronic Manufacturing Systems, Inc. (15.7%)
          Envoy Corporation (6.2%)
          FrontierVision Partners, L. P. (14.16%)
          FVP GP, L.P., (20.88%)
          Heartland Port Enterprises (22.9%)
          Meigher Communications, L. P. (13.2%)
          Renal Disease Management by Physicians, Inc. (24.3%)
          Right Source, Inc. (36.19%)
        Homes for Fredericksburg Limited Partnership (99%)
        Housing Equity Fund of Virginia II, L.P. (38.5%)
        International Progress, Inc. (50%)
          Mountain Falls Park, Inc.
        Lafayette Family L.P. (99%)
        Martin's Landing Limited Partnership (99%)
        Martin's Landing II Limited Partnership (99%)
        Savings Associations Financial Enterprises, Inc. (20%+)******
        Salem Run Associates, L. P. (99%)

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

        Shenandoah Valley Properties L.P. (99%)
          Craigmont II, L.P. (99%)
          Elkmont Partners, L.P. (99%)
          Grottoes Partners L.P. (99%)
          Willow Lake Partners, L.P. (99%)
        Tobacco Row Phase II Associates, L.P. (99%)
        WNB Corporation
        William Byrd Hotel Associates, L. P. (99%)
     First Union National Bank of Washington, D.C.**
        First Union NOVA Holdings of DC, Inc.
          NOVA Corporation (0.24%)****
        Savings Associations Financial Enterprises, Inc. (10%+)******
     TRSTE, Inc.
     TRSTE II, Inc.
     Virginia Baseball Club, L.P. (9.25%)
     Walden Golf Club, Inc.
        Walden Golf Club Management Company

First Union Development Corporation
     The First Service Corporation of South Carolina
        Arrowwood Associates (50%)

First Union Export Trading Company

First Union Futures Corporation

First Union FPS, Inc.

First Union Home Equity Bank, N. A.

First Union Institutional Capital I

First Union Institutional Capital II

First Union Investors, Inc.
     Chisholm Partners III, L.P. (14.60%)
     Commonwealth Investors II, L.P. (9.09%)
     High Ridge Capital Partners Limited Partnership (24.84%)
     HRC General Partners Limited Partnership (15%)

First Union Life Insurance Company

First Union Mortgage Corporation
     Argo Partnership, L. P. (8%)
     Farmington, Incorporated
        Ghent-Farmington Associates (50%)
     First Union Title Corporation
     R.B.C. Corporation
     Slate Stone Hills, Incorporated
     The Fairfax Corporation
        Interchange Partners (50%)
        North Ridge, Inc. (50%)
        Real Estate Consultants of the South, Inc.
     Water Street Insurance Agency, Inc.

First Union National Bank of Florida**
     Alden Pond, Inc.
     Bart, Inc.
     Cantebury of Hilliard, Ltd. (99%)
     CIMC, Inc.

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

     Creative Choice Homes IX, Ltd. (99%)
     Ellenton Housing Associates, Ltd. (99%)
     First Union Bank and Trust Company (Cayman) Ltd.
     First Union NOVA Holdings of FL, Inc.
        NOVA Corporation (11.84%)****
     Floral Oaks Apartments, Ltd. (99%)
     FNB Properties, Inc.
     Ft. Lauderdale Hotel Holding Company
     General Homes Corp. (9.205%)***
     Greenleaf Village of Groveland, Ltd. (89%)
     Horizon Appraisal Services, Inc.
     Indian Run Limited Partnership (86%)
     Jacksonville Affordable Housing, Ltd. (98%)
     Kaufman, Alsberg & Co.
     Lantana Associates, Ltd. (99%)
     O.R.E.O., Inc.
     Ravenwood of Kissimmee, Ltd. (99%)
     RBG Apartments, Inc.
     Rosemont Manor Ltd. (99%)
     River Reach of Orange County, Ltd. (99%)
     Spinnaker Reach Apartments of Duval, Ltd. (99%)
     Spring Gate Manor Limited (99%)
     Steeplechase Apartments, Ltd. (99%)
     Taroc, Inc.
     TWC Eighty-Eight, Ltd. (99%)
     TWC Ninety-Six, Ltd. (99%)
     VCP-Alderman Park Partners, Ltd. (99%)
     Venice Service Corp.
        Port Charlotte Service Corp.
     Vestcor-WR Associates, Ltd. (99%)
     Villa Biscayne of South Dade, Ltd. (99%)
     Waterford Manor, L.P. (99%)
     West Brickell Apartments, Ltd. (99%)
     Westville, Ltd. (99%)
     WSI, Inc.

First Union National Bank of North Carolina**
     100 Block Associates Limited Partnership (93.75%)
     Barrett Place Limited Partnership (99%)
     Builders Acceptance Corporation
     CT I Limited Partnership (99%)
     Evergreen Asset Management Corp.
     First Stratford Partnership (40%)
     First Union Brokerage Services, Inc.
     First Union Commercial Corporation
        First Union Overseas Investment Corporation
          Union Hamilton Assurance, Ltd.
        First Union Rail Corporation
          Ironbrand Capital LLC (1%)
              National Auto Finance Company, L.P. (10%)
          RAILEASE, Inc.
          Transportation Equipment Advisors, Inc.
        First Wells Fargo Leasing Partnership (90%)
        Multiplex Leasing Partners (90%)

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

     First Union Commercial Leasing Group, L.L.C. (99% owned by First Union National Bank of North Carolina;
       1% owned by First Union Commercial Corporation)
     First Union International Banking Corporation
        Besso Holdings Limited (6.55%)
        First Union HKCB Asia, Ltd. (50%)
        Keystone Financial Consulting GmbH
        Keystone Management, S.A.
     First Union Investment Corporation
        100 Block Associates Limited Partnership (6.25%)
        ERB, Inc.
          Concessions, Inc.*******
          Raleigh Club, Inc.*******
        Southwind Parking Corp.
     First Union Commercial Mortgage Securities, Inc.
     First Union Keystone, Inc.
        Keystone Asset Corporation
        Keystone Investment Management Company
          Evergreen Keystone Investment Services, Inc.
          Evergreen Keystone Service Company
          Keystone Trust Company
     First Union NOVA Holdings of NC, Inc.
        NOVA Corporation (3.57%) ****
     First Union Real Estate Asset Company of North Carolina
        First Union Real Estate Investment Company of North Carolina
     First Union Residential Securitization Transactions, Inc.
     Flagship Partners, L.P. (99%)
     Fox Haven Limited Partnership (99%)
     Gainsborough Corporation
     GGL, Inc.***
        C4 Media Cable South, Limited Partnership (99%)***
        Novaten Communications, Inc.***
          C4 Media Cable South, Limited Partnership (1%)***
     Glen Royall Mill Limited Partnership (99%)
     Golfview Associates Limited Partnership (99%)
     Green Ridge Associates, LLC (99%)
     Lieber I Corp.
        Lieber & Company (99% owned by Lieber I Corp.; 1% owned by Lieber II Corp.)
     Lieber II Corp.
     Oak Crest Apartments of Kannapolis, Ltd. (99%)
     MHD, Inc.***
     NNI Bell Street Limited Partnership (99%)
     Southwoods Limited Partnership (99%)
     Yorktown Arms Development Limited Partnership (99%)

First Union Services, Inc.

Franklin Ventures III, L.P. (6.60%)

Internet, Inc. (4.5167%)*****

Morgan Stanley Bridge Fund, LLC (24.99%)

Pacific Venture Group, L.P. (5.24%)

Phillips-Smith Specialty Retail Group III, L. P. (7.14%)

Southeast Switch, Inc. (15%)

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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED

Tryon Management, Inc.

      * Wholly-owned unless otherwise indicated. Includes entities in which First Union Corporation or a subsidiary has an investment in excess of 5%.

     ** Wholly-owned except for directors' qualifying shares.

    *** Interest acquired or subsidiary formed in connection with debts previously contracted other than those involving other real estated owned (OREO).

   **** Combined ownership percentage by all First Union Corporation entities is 31.90%.

  ***** Combined ownership percentage by all First Union Corporation entities is 19.1357%.

 ****** Combined ownership percentage by all First Union Corporation entities is 48.15%.

******* 100% of preferred stock owned by 100 Block Associates Limited
        Partnership.